UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Centaur Mutual Funds Trust

(Exact name of registrant as specified in charter)

470 Park Avenue South, 9th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Zachary P. Richmond

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-513-587-3400

Date of fiscal year end: February 28

Date of reporting period: February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

COPLEY FUND

ANNUAL REPORT

February 28, 2023

Letter to Shareholders from CEO of the Advisor – (Unaudited)

Dear fellow Copley shareholder,

Over my 34 years in the investment business, I have had the privilege of working with some of the industry’s finest portfolio managers. Several of them are considered “legends” having graced the covers of financial magazines due to the successful records of the mutual funds they managed. As I rose to a position in the industry of having responsibility to design mutual fund investment programs to meet investor needs, I have had to hone my skills to identify portfolio manager talent that would best fit these mutual funds for investors. (As many of you know, the industry nominated me for the coveted Fund Action Fund Marketer of the Year award in 2008 as an example of the demands on my role to offer a marriage of attractive fund design and portfolio manager talent.)

When I first met James Mulvey several years ago, I was curious as to his investment process. I have seen many outstanding track records in my career but what’s key to look for when one interviews portfolio managers is a clearly defined investment process they can articulate that is repeatable as this will improve the prospects of consistency going forward. Mr. Mulvey not only provided such but I learned he had developed his process in part by “growing up” in the business around the likes of Shelby Davis and Thomas Jackson (the latter whom I was fortunate to work with in the 90’s as the portfolio manager of Prudential’s flagship Equity Fund.) Suffice it to say, my conviction in Jim’s investment process grew strong and I knew I wanted to work with him. I filed his process and style away in a folder not available in the cloud (my mind is not yet available in the cloud.)

About three years after having met Jim, I came to learn about the Copley Fund (the “Fund”) here at DCM Advisors, LLC (“DCM” or the “Advisor”). Specifically, I wanted to understand the investment process of Irving Levine, the Fund’s portfolio manager since its 1978 inception until his passing away in 2018. And by understanding the process behind Mr. Levine’s excellent track record, presumably I would gain insight into the expectations of the shareholder base of the Fund built during his stewardship; your expectations. Suffice it to say, I found all too many similarities between the investment styles of Levine and Mulvey, especially when it came to securities cash flow analysis, value orientation, long-term outlook and low turnover.

Fast forward to 2022, I became excited that Jim and the entire investment team at his former firm joined us at DCM. And at some point last year I tapped two of my mind’s folders; the one that would remind me of Jim’s process and how solidly it compares to Irving’s, and the one containing a conversation I had with the Fund’s portfolio manager who succeeded Irving Levine, Dr. Vijay Chopra. When I sat down with Dr. Chopra soon after my May 2019 arrival at DCM, I asked him what it was that helped him achieve his strongest results during his career—when his performance was at its very finest. Vijay, who has a disciplined quantitative style (a “quant” as we say in the business) went on to explain he once was paired with a portfolio manager who was a fundamental manager and

Letter to Shareholders from CEO of the Advisor – (Unaudited) (continued)

the two collaborated and produced results that were the most attractive during Vijay’s 30+ year career. He referred to this joint approach as “quantamental”. With both folders wide open, I explored the idea of adding Jim Mulvey to co-manage the portfolio with Vijay. And I was delighted to learn from Jim (with his fundamental approach) he had a positive experience working with a quantitative manager once before.

That’s the background of adding James Mulvey as co-manager of the Copley Fund in December 2022. The addition has the potential to (a) have the Fund stewarded in a similar vein to Irving Levine’s portfolio management, (b) thus more closely meeting the expectations of the shareholders who were attracted to the qualities of Mr. Levine’s investment style, and (c) the talents of both Jim Mulvey and Vijay Chopra may each rise and enhance overall results (something akin to 1+1=3 as it were.)

As I write to you on April 3, we see the first complete quarterly results of Jim’s addition to the Fund. Morningstar.com shows the Fund ended the 1st quarter of 2023 with performance in the top 16th percentile out of 1,197 mutual funds in their Large Value category. One quarter does not a reviewable track record make but we do see the Fund off to a good start relative to Morningstar peers. As both a shareholder of the Fund and the CEO of DCM Advisors, LLC, I will be looking at not just return statistics but risk statistics like below-average volatility and downside capture figures, which have been associated with the long-term track records of Levine and Mulvey each.

As a shareholder of the Fund, my expectations are for the Fund to meet its objective to seek growth of capital and doing so with a Value style that is conservative (so defined by lower volatility and “downside capture” statistics) and tax conscious. And I know you, my fellow shareholders, are likely trusting me—as the CEO of the Advisor—to monitor areas like this. To that, thank you for your trust and confidence in our ability to seek out premier professional talent, enable that talent to perform to the best of their abilities, and steward the Fund to a very attractive, worthwhile path.

As always, please do not hesitate to reach out to dialogue with either myself or any of the fine talent behind our Copley Fund.

Sincerely,

Marc Rappaport

Chief Executive Officer

DCM Advisors, LLC

Management Discussion of Fund Performance – (Unaudited)

The Copley Fund’s (the “Fund”) fiscal year ended February 28, 2023, saw the Federal Reserve (the “Fed”) raise interest rates at one of the fastest rates ever. This was prompted by an increase in inflation that had been very well-behaved since the Great Financial crisis ended in 2009. Core Personal Consumption Expenditure (PCE), the Fed’s preferred measure of inflation which strips out the volatile food and energy components was mostly below 2% from 2009 through 2020. It moved up sharply from 1.5% in December 2020 to just over 5% in 2021. The Fed initially adopted a “wait and see” attitude, assuming that this rise would be temporary. However, as it became clearer that there were structural issues why inflation might be higher for longer, the Fed swung into action with eight rate increases over the Fund’s fiscal year which included four 75 bps increases.

The Fed Funds upper bound rate went from 25 bps to 475 bps over the course of the Fund’s fiscal year. These interest rate increases weighed heavily on equities and bonds, with the S&P 500® Index (the “S&P 500®”) down -7.7% over the fiscal year. Bonds fared even worse as the 10-year bond yields more than doubled from 1.83% at the end of February 2022 to 3.92% at the end of February 2023. As a result, the iShares 20+ year Treasury Bond ETF was down -25.5%.

It is remarkable that despite such a sharp increase in policy rates, and volatile equity and bond markets, nothing “broke.” There were no major systemic crises that could have caused the Fed to pause the rate hike cycle. Growth stocks were richly valued in general. Certain segments of Information Technology and Media had become very overvalued following a surge in demand fueled by Covid lockdowns. These segments corrected more sharply than the broad equity market. The Russell 1000 Value Index was down only -2.9% while the Russell 1000 Growth Index was down -13.4%, as increasing bond yields put pressure on growth stocks with high valuations.

In terms of style factors, the Value factor, Profitability and Momentum factors had strong performance while most Growth factors underperformed. Profitable companies handily outperformed those that were loss-making, and dividend paying stocks outperformed non-dividend paying stocks. Companies with strong sales growth but weak profitability, such as those in the ARK Innovation ETF were punished as the market focused on profitability and stability. Speculative investments such as Bitcoin were casualties of this rate hike cycle.

Old economy sectors such as Energy, Materials, and Consumer Staples outperformed growth sectors such as Technology, Communications and Consumer Discretionary. Energy had returns of 23%, almost 30% above the S&P returns. Materials was up around one percent. Technology, Consumer Discretionary, and Communications were down between -12% and -17%. Real Estate was down almost -13% as higher interest rates caused mortgage rates to jump to multi-year highs, supply chain issues capped construction while commercial real estate was hurt by the trend towards remote work. In the final quarter of the Fund’s fiscal year, there was a rotation away from defensive sectors such as Utilities, Consumer Staples, and Health Care into growth sectors such as Technology and cyclicals such as Materials.

While earnings estimates were revised downwards over the course of the fiscal year, the feared sharp decline in earnings did not materialize. The CBOE Volatility Index which measures market volatility started the Fund’s fiscal year at 30.1 but dropped to 20.7 by the end of the fiscal year. The low terminal value reflects the move up in US equities that started in October 2022 and continued into 2023.

Management Discussion of Fund Performance – (Unaudited) (continued)

Credit spreads have continued to be well-behaved, signaling that markets are not expecting widespread economic distress. Investment grade bond spreads barely budged from their 1.2% level at the beginning of the Fund’s fiscal year. The Bloomberg US Corporate High Yield Index spread widened modestly from 3.6% to 4.1% over the course of the fiscal year. However, this level does not foreshadow an economy falling into a recession. A major reason the economy is holding up is the sub-4% unemployment rate, which dropped to 3.4 in January 2023. Many Technology, Media and Telecom companies have announced layoffs in the last fiscal quarter. However, in many cases layoffs have been in companies that hired aggressively during the Covid crisis and reflect a drive towards efficiency and greater profitability that the market is now demanding.

The markets are gradually pricing in “higher for longer” interest rates. The decline in equities since the beginning of 2022 has made valuations more reasonable, and many industry groups with extremely rich valuations have corrected. The trailing PE ratio of the S&P 500® has dropped from 22.1x to 19.4x over the course of the fiscal year according to consensus earnings from Bloomberg. Analysts are forecasting around a 1% drop in earnings for the S&P Index in 2023 followed by a 10% increase in 2024. We expect equity market volatility to continue until later this year when the extent of decline in earnings becomes clearer and the Fed’s hawkish stance likely turns neutral as core inflation fades away.

While volatile markets are painful to live through, the economy is returning to a more normal state where interest rates are not artificially suppressed, and where capital is allocated rationally and with a focus on future profitability.

Strategy Update:

Up until late December 2022, DCM Advisors, LLC (“DCM”) managed the Fund with a quantitative style benchmarked against the S&P 500®. It performed well in 2022, beating the benchmark. However, to get back to the Fund’s true roots as a low turnover, tax-conscious mandate focusing on long-term appreciation. DCM has transitioned the portfolio to better reflect those roots and shareholder expectations.

Jim Mulvey, with 25+ years managing fundamental US Equity mandates, joined the portfolio management team along with a team of senior equity analysts to work with Vijay Chopra.

The strategy invests in quality businesses at the right price and holds for the long-term. Portfolio construction results in a relatively concentrated portfolio built to perform well in most market environments. Annual turnover is expected to be low, and it has been historically less than 10% a year.

Your capital is put to work in a judicious manner following a process of investing in businesses trading below our determination of absolute valuation. This valuation is highly conservative with three built-in margin of safety factors. This process acts as a natural screen as to what we will own. We focus on free cash flow generation, and this relative foresight for future flows acts as a barrier to owning deep cyclicals, highly capital-intensive companies, and businesses where the price of a commodity determines their bottom-line.

Management Discussion of Fund Performance – (Unaudited) (continued)

The discipline and process focus on five important concepts.

●	Own strong businesses that have stable franchise values and are well-positioned in their competitive markets and have relatively inelastic demand curves for their products.

●	Franchises with high-quality fundamentals focusing on free cash flow generation on strong returns on invested capital.

●	Buy at the right price as determined by our conservative valuations.

●	Hold for the long-term, as time is a benefit to a wonderful business and smart for taxes.

●	Invest alongside company management teams whose capital allocation decisions benefit shareholder value. This may be the most important factor on long-term outperformance versus the markets.

Risk is managed on an individual stock basis, with an overlay as it pertains to the total portfolio. We consistently run our valuation models for its relation to current trading prices but more importantly, it measures if a business is increasing in value or not. “Value Traps” are a real thing and identifying them before they start dying on the vine in the portfolio is paramount. Ultimately, our focus is on the risk of permanent capital loss.

The Fund transitioned the last week of December, and the resulting portfolio has 35 equity positions with the top 10 holdings accounting for just under half of the total Fund. This is the norm with regards to the strategy and the expectation is that it will continue.

The transition of the portfolio management team has been seamless, and working with Vijay’s quantitative expertise should benefit the Fund well in the future. I have worked on quantitative strategies with a fundamental overlap in the past with positive results.

What you can expect from us is a long-term focus that at times could have an impact on short-term performance, of which we have little care for. We measure ourselves beginning with 3 year rolling performance against the benchmark, to lose “the noise” of short-term results.

Focusing on the long-term has many benefits including lower portfolio turnover, which limits potential mistakes that could impact performance. Lower turnover also limits realizing capital gains keeping the tax bill low; this will be a focus of the management team.

While we are proud of our historical results, we are equally excited to begin this journey with you aiming for a productive future of attractive performance coupled with a long-term view.

With that said, the team will be happy to speak with any shareholders who would like a deeper discussion. Feel free to reach out to Copley@dcmadvisors.com and we will be happy to chat.

Management Discussion of Fund Performance – (Unaudited) (continued)

Performance Update:

For the year ended February 28, 2023, the Copley Fund outperformed the S&P 500® Index during a period of high volatility resulting from a hawkish Fed battling higher inflation with geo-political and economic uncertainty. Copley returned -4.27% versus the S&P 500® returning -7.69% over the one-year period.

Performance was driven by positive portfolio allocation coupled with stock selection adding to relative returns. Our holdings in the Communications and Energy sectors were the leading contributors to relative performance while investments in the Industrials and Materials sectors detracted from performance.

Among individual investments, our holdings in Meta Platforms, Exxon Mobil, Eli Lilly, Morgan Stanley and Walt Disney were the largest positive contributors in the portfolio over the past year. On the flip side, Alphabet, Amazon, Apple, Microsoft and Tesla were the largest detractors of relative performance.

We are looking forward to discussing longer term returns as we continue down this investment path over time. Short-term results, good or bad, mean very little to us as our focus is always years down the road. Our goal remains for long-term outperformance against the benchmark with a conservative investment approach that results in better risk-adjusted performance.

James Mulvey

Co-Portfolio Manager

Vijay Chopra, Ph.D.

Co-Portfolio Manager

Important Disclosures (Unaudited)

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-881-2751.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at https://www.dcmadvisors.com or call 1-877-881-2751 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Management Discussion of Fund Performance seeks to describe some of the investment advisor’s current opinions and views of the financial markets. Although the investment advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Management Discussion of Fund Performance were held during the period covered by this annual report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 28, 2023, please see the Schedule of Investments section of this annual report. The opinions of DCM Advisors, LLC with respect to those securities may change at any time.

Statements in the Management Discussion of Fund Performance that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

Investment Results (Unaudited)

Average Annual Total Returns* as of February 28, 2023

	One Year	Five Years	Ten Years
Copley Fund**	(4.27)%	6.70%	9.20%
S&P 500® Index(a)	(7.69)%	9.82%	12.25%

Total annual operating expenses, as disclosed in the Copley Fund’s (the “Fund”) prospectus dated September 21, 2022, were 2.22% of average daily net assets. Additional information pertaining to the Fund’s expense ratios (not including acquired fund fees and expenses) as of February 28, 2023 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Copley Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-881-2751.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

**	The returns shown are based on the net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

(a)	S&P 500® Index is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States. It is one of the most commonly followed equity indices.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Copley Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at https://www.dcmadvisors.com or call 1-877-881-2751 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Copley Fund and the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on February 28, 2013 and held through February 28, 2023. The S&P 500® Index is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States. It is one of the most commonly followed equity indices. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-881-2751. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The returns shown are based on the net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Copley Fund Holdings as of February 28, 2023.*

*	As a percentage of net assets.

The investment objective of the Copley Fund (the “Fund”) is to seek growth of capital.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings are available on the SEC’s website at www.sec.gov or on the Fund’s website at https://www.dcmadvisors.com.

Copley Fund
Schedule of Investments
February 28, 2023

COMMON STOCKS — 98.97%	Shares	Fair Value

Communications — 24.08%
Alphabet, Inc., Class A(a)	18,950	$1,706,637
AT&T, Inc.	115,600	2,185,996
Booking Holdings, Inc.(a)	400	1,009,600
Comcast Corp., Class A	93,700	3,482,829
Liberty Broadband Corp. - Series C(a)	10,470	907,435
Liberty Media Corp.-Liberty SiriusXM, Class C(a)	50,070	1,613,255
Meta Platforms, Inc., Class A(a)	14,400	2,519,136
Netflix, Inc. (a)	10,200	3,285,726
Walt Disney Co. (The)(a)	31,180	3,105,840
		19,816,454
Consumer Discretionary — 4.20%
McDonald’s Corp.	6,730	1,776,114
RH(a)	5,630	1,683,539
		3,459,653
Consumer Staples — 4.06%
PepsiCo, Inc.	7,850	1,362,211
Philip Morris International, Inc.	12,330	1,199,709
Procter & Gamble Co. (The)	5,650	777,214
		3,339,134
Energy — 6.15%
ConocoPhillips	10,900	1,126,515
Marathon Petroleum Corp.	21,790	2,693,244
Phillips 66	12,070	1,237,899
		5,057,658
Financials — 33.24%
American Express Co.	17,600	3,062,224
American International Group, Inc.	63,300	3,868,263
Bank of America Corp.	110,900	3,803,869
Berkshire Hathaway, Inc., Class B(a)	8,760	2,673,377
Goldman Sachs Group, Inc. (The)	9,560	3,361,774
JPMorgan Chase & Co.	16,580	2,376,743
Morgan Stanley	39,150	3,777,975
US Bancorp	27,220	1,299,211
Wells Fargo & Co.	66,950	3,131,252
		27,354,688
Health Care — 6.80%
AbbVie, Inc.	13,940	2,145,365
CVS Health Corp.	25,140	2,100,196
Pfizer, Inc.	33,280	1,350,170
		5,595,731
Industrials — 5.53%
Boeing Co. (The)(a)	5,390	1,086,355
CSX Corp.	65,220	1,988,558
Raytheon Technologies Corp.	15,000	1,471,349
		4,546,262
Technology — 14.91%
Apple, Inc.	33,180	4,891,064

See accompanying notes which are an integral part of these financial statements

Copley Fund
Schedule of Investments (continued)
February 28, 2023

COMMON STOCKS — 98.97% - continued	Shares	Fair Value

Technology — 14.91% - continued
Microsoft Corp.	18,350	$4,576,857
Oracle Corp.	32,000	2,796,800
		12,264,721
Total Common Stocks (Cost $78,142,491)		81,434,301

MONEY MARKET FUNDS - 1.42%
Federated Hermes Treasury Obligations Fund, Institutional Class, 4.43%(b)	1,168,661	1,168,661
Total Money Market Funds (Cost $1,168,661)		1,168,661
Total Investments — 100.39% (Cost $79,311,152)		82,602,962
Liabilities in Excess of Other Assets — (0.39)%		(319,107)
NET ASSETS — 100.00%		$82,283,855

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of February 28, 2023.

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Statement of Assets and Liabilities
February 28, 2023

Assets
Investments in securities, at fair value (cost $79,311,152)	$82,602,962
Dividends and interest receivable	110,372
Taxes receivable	428,838
Prepaid expenses	14,120
Total Assets	83,156,292

Liabilities
Payable for fund shares redeemed	18,602
Payable to Advisor	39,975
Payable to affiliates	10,500
Payable to trustees	667
Deferred income taxes, net	742,216
Other accrued expenses	60,477
Total Liabilities	872,437
Net Assets	$82,283,855
Net Assets consist of:
Paid-in capital	607,803
Accumulated earnings	81,676,052
Net Assets	$82,283,855
Shares outstanding (unlimited number of shares authorized, no par value)	607,803
Net asset value per share	$135.38

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Statement of Operations
For the year ended February 28, 2023

Investment Income
Dividend income (net of foreign taxes withheld of $30,529)	$1,601,179
Interest income	15,294
Total investment income	1,616,473

Expenses
Advisor	573,834
Legal	121,428
Audit and tax	99,849
Professional fees	97,250
Fund accounting	96,468
Report printing	61,871
Administration	21,951
Custodian	16,441
Registration	8,310
Trustee	8,033
Transfer agent	7,617
Insurance	3,928
Pricing	358
Miscellaneous	21,691
Total expenses	1,139,029
Fees waived by Former Advisor	(45,205)
Total operating expenses	1,093,824
Net investment income before tax benefit	522,649

Tax Benefit	(298,262)
Net Investment Income	820,911
Net Realized and Change in Unrealized Gain (Loss) on Investments
Realized loss from investment transactions, net of tax benefit of $353,998	(1,331,709)
Net change in unrealized appreciation of investments, including deferred income tax benefit of $1,037,382	(3,902,530)
Net realized and change in unrealized gain (loss) on investments	(5,234,239)
Net decrease in net assets resulting from operations	$(4,413,328)

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended February	Ended February
	28, 2023	28, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income, net of income tax (benefit)/expense	$820,911	$362,384
Net realized gain (loss) on investment transactions, net of income tax expense/(benefit)	(1,331,709)	10,553,429
Change in unrealized depreciation of investments, including deferred income tax expense/(benefit)	(3,902,530)	(5,885,086)
Net increase (decrease) in net assets resulting from operations	(4,413,328)	5,030,727

Capital Transactions
Proceeds from shares sold	693,169	912,547
Amount paid for shares redeemed	(5,609,007)	(9,372,344)
Net decrease in net assets resulting from capital transactions	(4,915,838)	(8,459,797)
Total Decrease in Net Assets	(9,329,166)	(3,429,070)

Net Assets
Beginning of year	$91,613,021	$95,042,091
End of year	$82,283,855	$91,613,021

Share Transactions
Shares sold	5,107	6,264
Shares redeemed	(42,629)	(65,366)
Net decrease in shares outstanding	(37,522)	(59,102)

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Financial Highlights
(For a share outstanding during each year)

	For the Year Ended February 28, 2023	For the Year Ended February 28, 2022	For the Year Ended February 28, 2021	For the Year Ended February 29, 2020(a)		For the Year Ended February 28, 2019(a)
Selected Per Share Data:
Net asset value, beginning of year	$141.96	$134.92	$117.91	$110.58		$97.69

Investment operations:
Net investment income(b)	1.35	0.55	3.16	3.26		2.59
Net realized and unrealized gain (loss) on investments	(7.93)	6.49	13.85	4.07		10.30
Total from investment operations	(6.58)	7.04	17.01	7.33		12.89

Net asset value, end of year	$135.38	$141.96	$134.92	$117.91		$110.58
Total Return(c)	(4.64%)	5.22%	14.43%	6.63%		13.19%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$82,284	$91,613	$95,042	$94,121		$96,882
Ratios before fee waiver:
Ratio of total expenses, including net regular and deferred taxes, to average net assets(d)	(0.65)%	2.43%	3.50%	1.81	% (e)	3.43%
Ratio of net investment and operating income (loss), including regular and deferred taxes, to average net assets	2.57%	(0.98)%	5.36%	2.02	% (e)	0.78%
Ratios after fee waiver:
Ratio of total expenses, including net regular and deferred taxes, to average net assets(d)	(0.71)%	2.36%	3.48%	1.81	% (e)	3.43%
Ratio of net investment and operating income (loss) to average net assets	2.63%	(0.92)%	5.38%	2.02	% (e)	0.78%
Portfolio turnover rate	156.15%	111.25%	119.33%	24.64%		—%

(a)	Net asset values, net investment income per share, total returns and ratios of total expenses and net investment and operating income (loss) have been restated on an “as-if” basis. See Note 6 in the Notes to Financial Statements.

(b)	Calculation based on the average number of shares outstanding during the period.

(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period.

(d)	Includes operating expenses from the Operating Division and subsidiary of $31,995 and $17,572, for fiscal years ending 2020 and 2019, respectively.

(e)	Includes advisory fees reimbursed to the Fund and included in investment advisory fees, net.

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Notes to the Financial Statements
February 28, 2023

NOTE 1. ORGANIZATION

The Copley Fund (the “Fund”) is organized as a separate, diversified series of the Centaur Mutual Funds Trust (the “Trust”). The Fund is the successor of Copley Fund, Inc. (the “Predecessor Fund”) and assumed the assets and liabilities of the Predecessor Fund (the “Reorganization”) and continued operations on December 1, 2022. The Trust is an open-ended management investment company and is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

The Fund’s investment objective is to seek growth of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined under policies adopted by the Board of Trustees (the “Board”). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair

Copley Fund
Notes to the Financial Statements (continued)
February 28, 2023

value” price may differ from the price next available for that portfolio security using the Trust’s normal pricing procedures.

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●     Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●     Level 2 – Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●     Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended February 28, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Copley Fund
Notes to the Financial Statements (continued)
February 28, 2023

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2023:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$81,434,301	$—	$—	$81,434,301
Money Market Funds	1,168,661	—	—	1,168,661
Total	$82,602,962	$—	$—	$82,602,962

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Purchases and Sales of Investment Securities

For the fiscal year ended February 28, 2023, purchases and sales of investment securities, other than short-term investments, were $132,577,805 and $138,025,415, respectively.

Cash and Cash Equivalents – The Fund considers all highly liquid investments with a maturity of three months or less when acquired and money market mutual funds to be cash equivalents. The carrying amount of cash and cash equivalents approximates its fair value due to its short-term nature.

Expenses

Expenses incurred by the Trust that do not relate to the Fund are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Dividends and Distributions

Net investment income and net realized gains are not distributed, but rather are accumulated with the Fund and used to pay expenses, to effect redemptions, to make additional investments or held in cash as a reserve.

Copley Fund
Notes to the Financial Statements (continued)
February 28, 2023

Federal Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Delaware. The Fund recognizes interest and penalties, if any, related to income taxes as income tax expense on the Statement of Operations.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Advisor

DCM Advisors, LLC (the “Advisor”) became the investment advisor to the Fund effective December 1, 2022. The Advisor serves in the capacity of investment advisor to the Fund pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Advisor receives monthly compensation based on the Fund’s average daily net assets at an annual rate of 0.65% of the first $500 million of net assets, and 0.62% of any net assets exceeding $500 million.

Prior to the Reorganization, Copley Financial Services Corp. (“CFSC” or “Former Advisor”), served as the investment advisor and the Advisor served as the investment sub-advisor to the Predecessor Fund. Under the terms of the agreement between CFSC and the Predecessor Fund, CFSC was entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets, 0.75% of the next $15 million; and 0.50% of the average daily net assets over $40 million. The Predecessor Fund did not pay the Advisor for its services as sub-advisor, but CFSC paid the Advisor. During the period prior to the reorganization, CFSC paid the Advisor $377,185 in sub-advisor fees.

For the fiscal year ended February 28, 2023, the fee for investment advisory services totaled $573,834; $45,205 of the fee was voluntarily waived by CFSC.

A law firm where one of the Predecessor Fund’s Trustees is a partner provided legal services to the Predecessor Fund. The Predecessor Fund paid this firm $103,601 for the period prior to the Reorganization.

Copley Fund
Notes to the Financial Statements (continued)
February 28, 2023

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, and transfer agency services to the Fund. The Fund pays the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and cots of pricing its portfolio securities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts as an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust. The Distributor operates as a wholly-owned subsidiary of the Administrator.

Certain officers of the Trust are employees of the Administrator and the Distributor.

NOTE 4. FEDERAL TAX INFORMATION

At February 28, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of $1,052,862 tax effect	$3,960,767
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value, net of $361,582 tax effect	(1,360,237)
Net unrealized appreciation on investments	$2,600,530
Tax cost of investments	$79,311,152

The Federal income tax provision (benefit) is summarized as follows:

2023
Current:
Federal	$(703,196)
Deferred*:
Federal	$(986,446)

*	Net deferred income tax benefit relates to net unrealized depreciation of investments and net investment loss including the dividends received deduction (DRD).

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts

Copley Fund
Notes to the Financial Statements (continued)
February 28, 2023

used for income tax purposes. At February 28, 2023, the net deferred tax liabilities are summarized as follows:

Net deferred tax liability:

Unrealized gain on investments	$691,280
Net investment losses including effect of DRD	(34,491)
Other	85,427
Net deferred tax liability	$742,216

NOTE 5. COMMITMENT AND CONTINGENCIES

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax.

NOTE 6. NAV RESTATEMENT

The Fund has restated certain components of its 2020 and 2019 financial highlights related to the Predecessor Fund on an “as-if” basis (reflecting the effect on net asset value and per share net asset value of the adjustments to the fiscal year 2021 opening net asset balance, as if they had been recorded in the period investment advisory fees were received) resulting from the death of Irving Levine (100% owner of CFSC) in 2018 and the resulting transfer of ownership of CFSC from Mr. Levine to his Estate. This effective transfer or assignment of the advisory agreement between the Predecessor Fund and CFSC was not submitted to, or otherwise approved by, the Predecessor Fund’s shareholders. As a result of extensive discussions with the SEC, CFSC was ordered to refund to the Predecessor Fund all investment advisory fees it received from the Predecessor Fund since Mr. Levine’s death (a total of $966,896, of which $200,000 was remitted during the year ended February 29, 2020 and the balance was remitted during the year ended February 28, 2021) and did not receive any investment advisory fees until the advisory agreement was approved by the Predecessor Fund’s shareholders, on October 13, 2020. The reversal of the investment advisory fees on a tax effected basis from the previous periods amounted to $713,254, which was reflected as an opening balance sheet adjustment on the statement of changes in net assets for the year ended February 28, 2021.

Copley Fund
Notes to the Financial Statements (continued)
February 28, 2023

NOTE 7. RISKS

The Fund is exposed to credit risk if counterparties fail to perform pursuant to the terms of their obligations. In addition to its investments, the Fund is subject to credit risk to the extent a custodian or broker with whom it conducts business is unable to fulfill contractual obligations.

Equity risk is the risk that the market values of equities, such as common stocks or equity related investments, may decline due to general market conditions, such a political or macroeconomic factors. Additionally, equities may decline in value due to specific factors affecting a related industry or industries. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of February 28, 2023, the Fund had 33.24% of the value of its net assets invested in stocks within the Financials sector.

NOTE 9. TRUSTEE COMPENSATION

As of February 28, 2023, there were two Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a fee of $2,000 each year plus $500 per series of the Trust per meeting. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

Prior to the Reorganization there were two independent Trustees that were entitled to a fee of $12,000 per annum and $500 for each committee meeting they attended.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Centaur Mutual Funds Trust and the Shareholders of Copley Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Copley Fund, a series of shares of beneficial interest in Centaur Mutual Funds Trust (the “Fund”), including the schedule of investments, as of February 28, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Fund’s auditor since 2010.

EISNERAMPER LLP

New York, New York

April 28, 2023

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator, who is the Chief Compliance Officer of the Fund’s Advisor, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Liquidity Administrator maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on September 22, 2022. During the review period, June 1, 2021 through May 31, 2022 (the “Review Period”), the Fund did not experience any unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Program is reasonably designed to prevent violation of the Liquidity Rule and (ii) the Program has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2022 through February 28, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	September	February	During	Expense
	1, 2022	28, 2023	Period(a)	Ratio(b)
Copley Fund
Actual	$ 1,000.00	$ 1,020.70	$ 9.53	1.90%
Hypothetical(c)	$ 1,000.00	$ 1,015.36	$ 9.50	1.90%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)	Expenses include the reserve the Fund is required to calculate and deduct, reflecting the federal income tax which would have to be paid if the Fund’s portfolio were liquidated and a capital gains tax, at the regular corporate tax rate, would be payable on all gains.

(c)	Hypothetical assumes 5% annual return before expenses.

PROXY VOTING POLICIES AND VOTING RECORD

Both (i) a description of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and (ii) information regarding how the Trust voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30th are available, without charge, upon request, by calling the Trust at 1-877-881-2751, or on the on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at www.sec.gov and on the Fund’s website at https://www.dcmadvisors.com.

Voting Results (Unaudited)

Matters Voted Upon by Copley Fund, Inc. Shareholders

A Special Meeting of Shareholders of Copley Fund, Inc. was held on October 31, 2022, at the offices of Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati OH 45246 (the “Special Meeting”). The purpose of the Special Meeting was to obtain shareholder approval of the reorganization of the Copley Fund, Inc. into a series of the Centaur Mutual Funds Trust (the “Reorganization”). Shareholders of record of the Copley Fund, Inc. on September 22, 2022 (the “Record Date”) were entitled to vote on Proposal 1, the Reorganization. At the Special Meeting, 343,988 shares out of a total of 624,151 Record Date shares outstanding (55.11%) were present by proxy. Copley Fund, Inc. shareholders voted in favor of Proposal 1, the Reorganization, as follows:

Proposal 1:	To approve an Agreement and Plan of Reorganization between the Fund and Copley Fund (the “New Fund”), a new series of Centaur Mutual Funds Trust, an open-end management investment company organized as a Delaware statutory trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Copley Fund, Inc. by the New Fund in exchange for shares of the New Fund; (b) the distribution of such shares to the shareholders of the Copley Fund, Inc.; and (c) the liquidation and termination of the Copley Fund, Inc.:

For:	250,591	72.85%	of shares present by proxy FOR
Against:	80,806	23.49%	of shares present by proxy AGAINST
Abstain	12,591	3.66%	of shares present by proxy ABSTAIN

Trustees and Officers (Unaudited)

Name and Year of Birth	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr. (Born 1953)	Trustee and Chairman	Since 3/2009	Retired, Private Investor	3	Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its four series, Starboard Investment Trust for its fourteen series, WST Investment Trust for its one series, and Chesapeake Investment Trust for its one series (all registered investment companies); Member of Board of Directors of M&F Bancorp: Member of Board of Directors of Investors Title Company
Thomas G. Douglass (Born 1956)	Trustee	Since 9/2013	Principal, Douglass and Douglass, Attorneys	3	Independent Trustee of WST Investment Trust for its one series (a registered investment company)

Trustees and Officers (Unaudited) (continued)

Name and Year of Birth	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
OFFICERS
Marc Rappaport (Born 1963)	Vice President	Since 09/2020	CEO of DCM Advisors, LLC	3	None
David R. Carson, (Born 1958)	President (Principal Executive Officer)	Since 11/2018	Senior Vice President, Director of Client Strategies, Ultimus Fund Solutions, LLC (2013 to present)	N/A	N/A
Zachary P. Richmond (Born 1980)	Treasurer (Principal Financial Officer)	Since 5/2019	Vice President, Director of Financial Administration, Ultimus Fund Solutions, LLC since February 2019; Associate Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).	N/A	N/A
Martin R. Dean (Born 1963)	Chief Compliance Officer	Since 4/2022	Senior Vice President, Director of Fund Compliance, Ultimus Fund Solutions LLC (since January 2016)	N/A	N/A
Paul F. Leone (Born 1963)	Secretary	Since 9/2020	Vice President, Senior Legal Counsel; Ultimus Fund Solutions, LLC (since August 2020); Attorney, Leone Law Office P.C. (August 2019 to August 2020); Senior Counsel, Empower Retirement (May 2015 to July 2019).	N/A	N/A

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-877-881-2751 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on December 21, 2021, the Board approved the investment advisory agreement between the Trust and the Advisor (the “Investment Advisory Agreement”) on behalf of the Copley Fund, a series of the Trust (the “Fund”), subject to approval by the shareholders of the Copley Fund, Inc. (the “Existing Copley Fund”). In deciding on whether to approve the proposed Investment Advisory Agreement, the Trustees recalled their discussions with Mr. Rappaport and other officers of the Trust during the meeting and the Trustees’ views of the various materials related to the Fund provided at this meeting, as well as discussion of the Existing Copley Fund at previous meetings. The Trustees further considered those materials and discussion and numerous factors, including:

(i)       The nature, extent, and quality of services to be provided by the Advisor. In this regard, the Board considered the responsibilities the Advisor would have under the proposed Investment Advisory Agreement for the Fund. The Board also considered the proposed services that the Advisor would provide to the Fund including, without limitation, the Advisor’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objective and limitations, proposed marketing and distribution efforts, and the Advisor’s compliance procedures and practices. The Board also considered the services already provided by the Advisor to the current series of the Trust, as well as services provided in connection with the reorganization of the Fund as a series of the Trust. After reviewing the foregoing information and further information provided by the Advisor, the Board concluded that the quality, extent, and nature of the services to be provided by the Advisor are satisfactory for the Fund.

(ii)       The investment management capabilities and experience of the Advisor. In this regard, the Board considered the investment management experience of the Advisor. The Board considered its discussion with the Advisor regarding the investment objective and strategies for the Fund and the Advisor’s experience and plans for implementing such strategies. In particular, the Board reviewed information from the Advisor regarding the proposed portfolio manager’s experience in managing the portfolio of the Existing Copley Fund, as well has his experience in managing the portfolio of other series of the Trust. After consideration of these and other factors, the Board determined that the Advisor has the requisite knowledge and experience to serve as investment advisor for the Fund.

(iii)       The costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Fund. In this regard, the Board considered the Advisor’s methods of operation; the education and experience of the proposed portfolio managers; its compliance program, policies, and procedures; its financial condition and the level of commitment to the Fund; and the overall expenses of the Fund, including the advisory fee. The Board discussed the Advisor’s financial condition and its ability to satisfy its financial commitments to the Fund. The Board compared the Fund’s proposed advisory fee and overall expense ratio to other comparable funds (in terms of the type of fund, the style of investment management, the size of the Fund, and the nature of the investment strategies). The Board also considered the investment style and strategy of the Fund versus its peer group. Upon further consideration and discussion of the foregoing, the Board concluded that the proposed advisory fee and total expense limit for the Fund were within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances.

(iv)       The extent to which the Fund and its investors would benefit from economies of scale. In this regard, the Board considered the terms of the proposed Investment Advisory Agreement

Investment Advisory Agreement Approval (Unaudited) (continued)

and also noted that the proposed Investment Advisory Agreement contained a breakpoint in the advisory fee at the $500 million asset level. The Board determined that the Fund’s fee arrangements with the Advisor would provide appropriate benefits to the Fund and its shareholders through economies of scale if the Fund were to obtain higher asset levels. The Board also considered that the Board could review the fee arrangements going forward as necessary, in connection with futures renewals of the Investment Advisory Agreement. After further discussion, the Board concluded the Fund’s arrangement with the Advisor was reasonable in light of the information that was provided to the Trustees by the Advisor with respect to economies of scale.

After further discussion of the factors noted above and in reliance of the information provided by the Advisor and Trust management and taking into account the totality of all factors discussed and information presented, the Board indicated its desire to approve the Investment Advisory Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the Investment Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above.

Rev: September 2020

FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Account balances and account transactions

■    Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Centaur Mutual Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Centaur Mutual Funds Trust share?	Can you limit this Sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-877-881-2751

Who we are
Who is providing this notice?	The Centaur Mutual Funds Trust Copley Fund
What we do
How does the Centaur Mutual Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Centaur Mutual Funds Trust collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us your account information

■     make deposits or withdrawals from our account

■     pay us by check or make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    DCM Advisors, LLC, an affiliate of Dinosaur Group Holdings, LLC, is the investment advisor to the Copley Fund and is an affiliate of the Centaur Mutual Funds Trust.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■   The Centaur Mutual Funds Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Centaur Mutual Funds Trust does not jointly market.

The Centaur Mutual Funds Trust is distributed by Ultimus Fund Distributors, LLC

Copley-AR-23

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, Centaur Mutual Funds Trust (the “registrant”)

has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable.
(c)	Not applicable to registrant.
(d)	Not applicable to registrant.
(e)	Not applicable to registrant.
(f) (1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert”, and is “independent”, for purposes of this Item: James H. Speed, Jr.

Item 4. Principle Accountant Fees and Services.

(a)	Audit fees billed to the registrant by the independent accountant for the last two fiscal years:

Copley Fund	FY 2023	$80,000
	FY 2022	$59,000

These amounts represent aggregate fees billed by the registrant’s independent accountant, EisnerAmper, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

(b)	Audit-Related Fees billed by the registrant’s independent accountant for the last two fiscal years:

Copley Fund	FY 2023	$0
	FY 2022	$0

These amounts represent assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees billed to the registrant’s independent accountant for the last two fiscal years:

Copley Fund	FY 2023	$18,650
	FY 2022	$18,375

These amounts represent professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d) All Other Fees paid to the registrant’s independent accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years:

Copley Fund	FY 2023	$0
	FY 2022	$4,000

(e)(1) The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended February 28, 2023 and February 28, 2022 were $0 and $0, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable – applies to listed companies only

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) Exhibit EX-99.CODE ETH – Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Centaur Mutual Funds Trust

By (Signature and Title)*		/s/ Marc Rappaport
Marc Rappaport, Principal Executive Officer
Date	May 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Marc Rappaport
Marc Rappaport, Principal Executive Officer
Date	May 2, 2023

By (Signature and Title)*	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	May 1, 2023